Exhibit 99.1

CONSTELLATION BRANDS’ STOCKHOLDERS APPROVE PREVIOUSLY ANNOUNCED ELIMINATION OF CLASS B COMMON STOCK

VICTOR, N.Y., Nov. 9, 2022 – Constellation Brands (NYSE: STZ and STZ.B), a leading beverage alcohol company, announced that its stockholders approved and adopted at a special meeting held this afternoon an amended and restated charter, which will effectuate the previously announced elimination of Constellation’s Class B Common Stock. Following completion of the transaction and cessation of trading in the Class B Common Stock, Constellation’s publicly listed stock will consist of a single class of Class A Common Stock, with “one share, one vote” rights.

According to the preliminary results announced at the special meeting, subject to certification by the independent Inspector of Election, approximately 75% of the issued and outstanding shares of Class A Common Stock held by the unaffiliated Class A holders voted to approve the amended and restated charter. The final voting results will be reported in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission after certification by Constellation’s inspector of elections. Constellation currently anticipates that the reclassification will be completed prior to the opening of trading on the New York Stock Exchange on November 10, 2022.

“I want to thank our stockholders for their support and approval of this important transition to align the voting rights and economic interests of our common stock,” said Bill Newlands, Constellation’s President and CEO. “This change enhances Constellation’s corporate governance profile and capital structure, enabling us to better meet the expectations of our existing stockholders and potentially appeal to a larger base of investors. Together with other meaningful governance improvements approved as part of the reclassification agreement, we now have an even stronger foundation to pursue our strategic growth initiatives and capital allocation priorities to build shareholder value.”

As part of the reclassification transaction, the company plans to implement a number of previously announced corporate governance changes, consisting of the following:

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Robert and Richard Sands, who previously served as Executive Chairman of the Board and Executive Vice Chairman of the Board, respectively, will retire from their executive positions with Constellation upon completion of the transaction

•	Robert Sands will become Non-Executive Chairman of the Board and Richard Sands will continue on as a non-executive Board member upon completion of the transaction

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The Sands family will initially have the right to nominate two members to the company’s Board for the next 5 years so long as they own 10% or more of the issued and outstanding shares of Class A Common Stock, and to nominate one member to the company’s Board for the next 5 years and beyond so long as they own 5% or more of the issued and outstanding shares of Class A Common Stock

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Holders of Class A Common Stock, who most recently were entitled to elect approximately 30% of the directors to be elected at the company’s 2022 Annual Meeting of Stockholders, will now be entitled to elect all directors to be elected at future Annual Meetings of Stockholders and

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Certain standstill and lock-up provisions for the Sands family; limitations on the Sands family’s, directors’, and officers’ ability to pledge Company common stock; a near-term rotation of the lead independent director position; and the transition to a majority vote standard for uncontested director elections.

ABOUT CONSTELLATION BRANDS

At Constellation Brands (NYSE: STZ and STZ.B), our mission is to build brands that people love because we believe sharing a toast, unwinding after a day, celebrating milestones, and helping people connect, are Worth Reaching For. It’s worth our dedication, hard work, and the bold calculated risks we take to deliver more for our consumers, trade partners, shareholders, and communities in which we live and work. It’s what has made us one of the fastest-growing large CPG companies in the U.S. at retail, and it drives our pursuit to deliver what’s next.

Today, we are a leading international producer and marketer of beer, wine, and spirits with operations in the U.S., Mexico, New Zealand, and Italy. Every day, people reach for our high-end, iconic imported beer brands such as Corona Extra, Corona Light, Corona Premier, Modelo Especial, Modelo Negra, and Pacifico, our fine wine and craft spirits brands, including The Prisoner Wine Company, Robert Mondavi Winery, Casa Noble Tequila, and High West Whiskey, and our premium wine brands such as Meiomi, and Kim Crawford.

But we won’t stop here. Our visionary leadership team and passionate employees from barrel room to boardroom are reaching for the next level, to explore the boundaries of the beverage alcohol industry and beyond. Join us in discovering what’s Worth Reaching For.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to future plans and objectives of management and Constellation’s Board of Directors, as well as information concerning expected actions of third parties. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur.

The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that such results will in fact occur. All forward-looking statements speak only as of the date of this press release and Constellation does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Statements in this communication regarding Constellation and the reclassification transaction that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Constellation’s business and future corporate governance profile, capital structure, financial and operating results, strategic growth initiatives, and capital allocation priorities following the closing of the proposed transaction, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Constellation’s control. These factors include, among other things, (1) any delays with respect to, or the failure to complete, the reclassification, (2) the ability to recognize the anticipated benefits of the reclassification, (3) Constellation’s ability to execute successfully its strategic plans, and (4) the effect of the consummation of the proposed reclassification on the market price of the capital stock of Constellation. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks that could cause actual future performance or events to differ from current expectations can be found in Constellation’s filings with the Securities and Exchange Commission, including the risk factors discussed in Constellation’s most recent Annual Report on Form 10-K for the fiscal year ended February 28, 2022 and Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2022.

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MEDIA CONTACTS	INVESTOR RELATIONS CONTACT

Mike McGrew 773-251-4934 / michael.mcgrew@cbrands.com Amy Martin 585-678-7141 / amy.martin@cbrands.com	Joseph Suarez 773-551-4397 / joseph.suarez@cbrands.com